                         Exhibit 23.1

                CONSENT OF INDEPENDENT AUDITORS

          We consent to the use of our report dated April 30, 1999, accompanying the financial statements of the Morgan Stan-ley Dean Witter Select Equity Trust, Select 10 Industrial Port-folio 99-3, included herein and to the reference to our Firm as experts under the heading "Auditors" in the prospectus which is a part of this registration statement.

                                   Deloitte & Touche LLP
                                   ---------------------
                                   Deloitte & Touche LLP



April 30, 1999
New York, New York